1 First-Quarter 2018 Earnings April 30, 2018

Forward‐Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (“MPC“). These forward-looking statements relate to, among other things, the proposed transaction between MPC and Andeavor (“ANDV”) and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and ANDV on anticipated terms and timetable; the ability to obtain approval by the shareholders of ANDV and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC’s share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading “Risk Factors” in MPC’s and ANDV’s respective Annual Reports on Form 10-K for the year ended Dec. 31, 2017, filed with Securities and Exchange Commission (SEC). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Non-GAAP Financial Measures Adjusted EBITDA, cash provided from operations before changes in working capital, refining and marketing margin and Speedway total margin are non-GAAP financial measures provided in this presentation. Reconciliations to the nearest GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, net cash provided by (used in) operating, investing and financing activities, Refining and Marketing income from operations, Speedway income from operations or other financial measures prepared in accordance with GAAP. 2

Additional Information Additional Information and Where to Find It In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of Marathon Petroleum Corporation (“MPC”) and Andeavor (“ANDV”). Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from MPC at its website, www.marathonpetroleum.com, or by contacting MPC’s Investor Relations at 419-421-2414, or from ANDV at its website, www.andeavor.com, or by contacting ANDV’s Investor Relations at 210-626-4757. Participants in Solicitation MPC and ANDV and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning MPC’s participants is set forth in the proxy statement, filed March 15, 2018, for MPC’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ANDV’s participants is set forth in the proxy statement, filed March 15, 2018, for ANDV’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 3

First-Quarter Highlights 4  Reported first-quarter earnings of $37 million, or $0.08 per diluted share, and income from operations of $440 million  Reported record Midstream segment income from operations of $567 million, largely driven by MPLX  Completed significant Galveston Bay refinery turnaround activity ahead of schedule and under budget  Returned $1.55 billion of capital to shareholders, including $1.33 billion of share repurchases

First-Quarter 2018 Earnings 5 *Earnings refer to Net Income attributable to MPC. Earnings also include pretax benefits/(charges) of ($1) MM, $9 MM, $1 MM, and ($68) MM in 1Q 2018, 4Q 2017, 3Q 2017, and 2Q 2017 respectively, related to items not allocated to segment results including pension, litigation and impairment. . Earnings* 483 903 2,016 $37 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2017 2018 $ M M Earnings per Diluted Share* 0.93 1.77 4.09 0 1 2 3 4 5 6 7 2017 2018 $ /Shar e $6.70 $0.08 $3,432 1Q 2018 1Q 2017 Earnings* $37 MM $30 MM Earnings per Diluted Share* $0.08 $0.06 1Q 2Q 3Q 4Q 0.06 30

Earnings* 6 1Q 2018 vs. 1Q 2017 Variance Analysis 30 37 (63) (40) 258 (6) (34) 19 (127) -100 -50 0 50 100 150 200 1Q 2017 Refining & Marketing** Speedway Midstream** Items not Allocated to Segments Interest and Other Financing Costs Income Taxes Noncontrolling Interests 1Q 2018 $ M M *Earnings refer to Net Income attributable to MPC. **Results related to refining logistics and fuels distribution, which totaled $181 million from the Feb 1. contribution date, are presented in the Midstream segment prospectively. Prior period information has not been recasted. Feb. 1 Dropdown: $181 MM Feb. 1 Dropdown: ($181) MM

Refining & Marketing Segment Income 7 1Q 2018 vs. 1Q 2017 Variance Analysis (70) (133) 73 9 89 (41) (100) (7) 135 (221) -150 -100 -50 0 50 100 150 1Q 2017 *LLS 6-3-2-1 Crack **Sweet/ Sour Diff. **LLS/WTI Diff. **LLS Prompt vs. Delivered **Market Structure Other Margin Direct Operating Costs Other 1Q 2018 $ M M Feb. 1 Dropdown: ($249) MM Feb. 1 Dropdown: $68 MM *Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes. **Based on market indicators using actual volumes. Crude 66 Product (61) Volumetric (12)

Speedway Segment Income 8 1Q 2018 vs. 1Q 2017 Variance Analysis 135 (1) (1) (21) (15) (2) 95 0 20 40 60 80 100 120 140 160 1Q 2017 Light Product Margin Merchandise Margin Operating Expense Depreciation Other 1Q 2018 $ M M

Midstream Segment Income 9 1Q 2018 vs. 1Q 2017 Variance Analysis 309 292 (34) 567 0 100 200 300 400 500 600 700 1Q 2017 MPLX* MPC Retained Equity and Other Affiliates* 1Q 2018 $ M M *In the 1Q 2018 results, MPLX includes approximately $32 million of equity method income that prior to September 1, 2017 would have been included in the MPC Retained Equity and Other Affiliates column. Feb. 1 Dropdown: $181 MM

Total Consolidated Cash Flow 10 1Q 2018 3,015 (195) 796 (933) 4,293 (796) (1,546) 23 4,657 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 12/31/2017 Cash Balance Operating Cash Flow before Working Capital Working Capital Net Debt Cash Capital Expenditures and Investments Return of Capital to Shareholders* Distributions to Noncontrolling Interests Other 3/31/2018 Cash Balance $ M M *$219 MM dividends plus $1,327 MM share repurchases

Liquidity and Capitalization/Select Cash-Flow Data 11 (a)Adjustments made to exclude MPLX debt (all non-recourse) and the public portion of MPLX equity (b)Calculated using face value of total debt and adjusted EBITDA. Refer to appendix for reconciliation (c)Non-GAAP. Refer to appendix for reconciliation (d)We adopted Accounting Standard 2016-15 as of January 1, 2018 and applied the standard retrospectively, resulting in a change in classification of certain cash flows, but none resulted in a material change. MPC Consolidated MPLX Adjustments(a) MPC Excluding MPLX As of March 31, 2018 ($MM except ratio data) Debt 17,258 11,862 5,396 Mezzanine equity 1,000 1,000 - Equity 18,863 8,385 10,478 Total capitalization 37,121 21,247 15,874 Debt-to-capital ratio (book) 46% - 34% Cash and cash equivalents 4,653 2 4,651 Debt to LTM Adjusted EBITDA(b) 2.9x - 1.3x Debt to LTM Adjusted EBITDA, w/ MPLX LP distributions(b) N/A - 1.2x 1Q 4Q 3Q 2Q For the Quarter: Cash provided by (used in) operations(d) (137) 2,745 1,906 853 Cash provided by operations before changes in working capital(c)(d) 796 1,424 1,586 961

# 2Q 2018 Outlook

| | | Crude Throughput* | Other Charge/ Feedstocks Throughput* | Total Throughput* | Percent of WTI-priced Crude | Sour Crude Oil Throughput Percentage | Turnaround and Major Maintenance | Depreciation and Amortization | Other Manufacturing Cost** | Total Direct Operating Costs | Corporate and Other Unallocated Items*** |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | in MBPD | | | | | Refinery Direct Operating Costs ($/BBL of total throughput) | | | | |
| Projected 2Q 2018 | GC Region | 1,125 | 125 | 1,250 | 15% | 64% | $0.70 | $1.05 | $3.45 | $5.20 | |
| | MW Region | 700 | 25 | 725 | 50% | 39% | $1.60 | $1.75 | $4.05 | $7.40 | |
| | MPC Total | 1,825 | 100 | 1,925 | 28% | 55% | $1.05 | $1.35 | $3.75 | $6.15 | $85 MM |
| 2Q 2017 | GC Region | 1,147 | 218 | 1,365 | 12% | 74% | $0.91 | $1.10 | $3.45 | $5.46 | |
| | MW Region | 717 | 28 | 745 | 34% | 42% | $1.06 | $1.76 | $4.13 | $6.95 | |
| | MPC Total | 1,864 | 159 | 2,023 | 20% | 62% | $1.01 | $1.39 | $3.84 | $6.24 | $82 MM |

- 2Q 2018 projections in table above for Total "Direct Operating Costs" have been adjusted for the Feb. 1 dropdown
- We expect "Other" R&M expenses in 2Q 2018 to reflect approximately $340 million in fees paid to MPLX for refining logistics and fuels distribution services as compared to the $249 million reflected in 1Q 2018.
- Consider February dropdown impact to noncontrolling interests****
- 2Q 2017 has not been recast for the Feb. 1, 2018 dropdown

*Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers
**Includes utilities, labor, routine maintenance and other operating costs
***We adopted Accounting Standards Update 2017-07, Retirement Benefits Presentation of Pension and Postretirement Cost, as of Jan. 1, 2018, and applied the standard retrospectively. As a result, we reclassified prior period amounts from Selling, General and Administrative expenses to Net Interest and Other Financial Costs to conform to current period presentation. Excludes pension settlement expenses, litigation expenses, and impairment gains reported 2Q 2017.
****Calculated as net income attributable to MPLX less incremental net interest, multiplied by assumed NCI ownership percentage of MPLX of 36.4%

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13 Appendix

MPC excluding MPLX ~$1.6 B  Refining & Marketing (R&M) – $950 MM  Maintenance – ~$550 MM  Speedway – $530 MM  Other – $100 MM MPLX ~$2.4 B  Growth – ~$2.2 B Maintenance – $190 MM MPLX Other Refining & Marketing 2018 Capital Outlook Excluding Potential Future Acquisitions 14 24% 3% Speedway 13% 60%

Capital Expenditures & Investments 15 ($MM) 1Q 2018 2018 Outlook Refining & Marketing (R&M) 191 950 Speedway 39 530 Midstream, including MPLX 482 2,405 Corporate and Other 18 85 Total Capital Expenditures & Investments(a) 730 3,970 (a)1Q 2018 actuals and 2018 outlook excludes capitalized interest.

# Earnings

| ($MM unless otherwise noted) | 2017 | | | | 2018 |
|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | 1Q |
| Refining & Marketing segment income (loss) | (70) | 562 | 1,097 | 732 | (133) |
| Speedway segment income[(a)] | 135 | 238 | 208 | 148 | 95 |
| Midstream segment income | 309 | 332 | 355 | 343 | 567 |
| Corporate and other unallocated items[(a)] | (83) | (82) | (86) | (114) | (88) |
| Pension settlement expenses | - | (1) | (1) | (50) | (1) |
| Litigation | - | (86) | - | 57 | - |
| Impairments[(b)] | - | 19 | 2 | 2 | - |
| Income from operations[(a)] | 291 | 982 | 1,575 | 1,118 | 440 |
| Net interest and other financing costs[(a)] | 149 | 158 | 156 | 159 | 183 |
| Income before income taxes | 142 | 824 | 1,419 | 959 | 257 |
| Income tax provision (benefit)[(c)] | 41 | 250 | 415 | (1,166) | 22 |
| Net income | 101 | 574 | 1,004 | 2,125 | 235 |
| Less net income attributable to: | | | | | |
| Redeemable noncontrolling interest | 16 | 17 | 16 | 16 | 16 |
| Noncontrolling interests | 55 | 74 | 85 | 93 | 182 |
| Net income attributable to MPC | 30 | 483 | 903 | 2,016 | 37 |
| Effective tax rate[(c)] | 29% | 30% | 29% | (122%) | 9% |

*[(a)] We adopted Accounting Standards Update 2017-07, Retirement Benefits Presentation of Pension and Postretirement Cost, as of Jan. 1, 2018, and applied the standard retrospectively. As a result, we reclassified prior period amounts from Selling, General and Administrative expenses to Net Interest and Other Financial Costs to conform to current period presentation.*

*[(b)] Reflects MPC's share of gains related to the sale of assets remaining from the Sandpiper Pipeline project in 2Q, 3Q and 4Q 2017.*

*[(c)] Earnings for the fourth quarter include a tax benefit of approximately $1.5 billion as a result of re-measuring certain net deferred tax liabilities using the lower corporate tax rate enacted in the fourth quarter.*

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Reconciliation 17 Adjusted EBITDA to Net Income Attributable to MPC ($MM) 2017 2018 LTM 2Q 3Q 4Q 1Q Net Income attributable to MPC 483 903 2,016 37 3,439 Add: Net interest and other financial costs 158 156 159 183 656 Net income attributable to inco noncontrolling interests 91 101 109 198 499 Provision (benefit) for income taxes 250 415 (1,166) 22 (479) Depreciation and amortization 521 517 540 528 2,106 Litigation 86 - (57) - 29 Impairments (19) (2) (2) - (23) Adjusted EBITDA 1,570 2,090 1,599 968 6,227 Less: Adjusted EBITDA related to MPLX 2,155 Adjusted EBITDA excluding MPLX 4,072 Add: Distributions from MPLX to MPC 567 Adjusted EBITDA excluding MPLX, including LP distributions to MPC 4,639

Reconciliation 18 Adjusted EBITDA Related to MPLX to MPLX Net Income ($MM) 2017 2018 LTM 2Q 3Q 4Q 1Q MPLX Net Income 191 217 241 423 1,072 Add: Net interest and other financial costs 87 93 96 130 406 Provision (benefit) for income taxes 2 1 (2) 4 5 Depreciation and amortization 164 164 168 176 672 Adjusted EBITDA related to MPLX 444 475 503 733 2,155

Cash Provided from Operations Before Changes in Working Capital Reconciliation to Net Cash Provided by Operations 19 ($MM) 2017 2018 2Q 3Q 4Q 1Q Net cash provided by (used in) operations(a) 853 1,906 2,745 (137) Less changes in working capital: Changes in current receivables 11 (640) (797) 96 Changes in inventories (157) 56 (57) 440 Changes in current accounts payable and accrued liabilities 7 862 2,160 (1,455) Changes in the fair value of derivative instruments 31 42 15 (14) Total changes in working capital (108) 320 1,321 (933) Cash provided from operations before changes in working capital(a) 961 1,586 1,424 796 (a)We adopted Accounting Standard 2016-15 as of January 1, 2018 and applied the standard retrospectively, resulting in a change in classification of certain cash flows, but none resulted in a material change.

Reconciliation of Refining & Marketing Margin to Refining & Marketing Income (Loss) from Operations 20 ($MM) 1Q 2018 1Q 2017 Refining & Marketing loss from operations (133) (70) Plus (Less): Refinery direct operating costs(a) 1,081 1,202 Refinery depreciation & amortization 236 251 Other: Operating expenses(a)(b) 722 456 Segment (income) expense, net(a) (108) (64) Depreciation and amortization 16 16 Refining & Marketing margin(c) 1,814 1,791 (a)Excludes depreciation and amortization. (b)Includes fees paid to MPLX for various midstream services (c)Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment. We believe this non-GAAP financial measure is useful to investors and analysts to assess our ongoing financial performance because, when reconciled to its most comparable GAAP measure, it provides improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. This measure should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Speedway Total Margin to Speedway Income from Operations 21 ($MM) 1Q 2018 1Q 2017 Speedway income from operations 95 135 Plus (Less): Operating, selling, general and administrative expenses 384 366 Depreciation and amortization 79 64 Income from equity method investments (14) (13) Net gain on disposal of assets - (4) Other income(a) (1) (3) Speedway total margin 543 545 Speedway total margin:(a) Gasoline and distillate margin 217 218 Merchandise margin 319 320 Other margin 7 7 Speedway total margin 543 545 (a)Speedway gasoline and distillate margin is defined as the price paid by consumers less the cost of refined products, including transportation, consumer excise taxes and bank card processing fees and excluding any LCM inventory market adjustment. Speedway merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

Refining & Marketing Segment Income 22 1Q 2018 vs. 4Q 2017 Variance Analysis 732 (133) (309) 84 (128) (47) (51) (178) 25 (261) -250 -150 -50 50 150 250 350 450 550 650 750 850 4Q 2017 *LLS 6-3-2-1 Crack **Sweet/ Sour Diff. **LLS/WTI Diff. **LLS Prompt vs. Delivered **Market Structure Other Margin ***Direct Operating Costs Other 1Q 2017 $ M M Crude (79) Product 14 Volumetric (113) *Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes. **Based on market indicators using actual volumes. ***Results related to refining logistics and fuels distribution, which totaled $181 million from the Feb. 1 contribution date to the end of the quarter, are presented in the Midstream segment prospectively. Prior period information has not been recasted. Feb. 1 Dropdown: ($249) MM

Refining & Marketing Indicative Margin 1Q 2018 23 803 1,814 628 122 (41) (11) 313 (1,318) (629) (133) -500 0 500 1,000 1,500 2,000 *LLS 6-3-2-1 Crack **Sweet/ Sour Diff. **LLS/WTI Diff. **LLS Prompt vs. Delivered **Market Structure Other Margin R&M Margin Direct Operating Costs Other R&M Segment Income $ M M Crude (373) Product 478 Volumetric 208 *Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. Based on market indicators using actual volumes. **Based on market indicators using actual volumes.

MPLX Distributions and Sales Proceeds to MPC* 24 $171 $10 $15 $16 $16 $18 $18 $20 $20 $24 $27 $32 $35 $69 $73 $91 $99 $102 $114 $132 $150 0 50 100 150 200 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 $M M LP Distributions GP Distributions, including IDRs Cash Distribution and Asset Sales Proceeds from MPLX ($MM) 2013 2014 2015 2016 2017 2018 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q GP Distributions, including IDRs - 1 - - 1 - 2 1 2 4 7 8 40 44 50 56 57 67 81 96 - LP Distributions 10 14 16 16 17 18 18 19 22 23 25 27 29 29 41 43 45 47 51 54 171 Total Cash Distributions Received 10 15 16 16 18 18 20 20 24 27 32 35 69 73 91 99 102 114 132 150 171 Cash Sales Proceeds - 100 - 310 - - 600 - - - - - - - - 1,511 - 420 - 4,100 Equity Value from MPLX*** - - - - - - - 200 - - - - 600 - - - 504 - 630 - 4,322 Total Asset Sales Proceeds** - 100 - - 310 - - 800 - - - - 600 - - - 2,015 - 1,050 - 8,422 *Based on quarter in which distributions were received **$630 MM, and $504 MM in 3Q 2017 and 1Q 2017 were based on the number of units received valued at the volume weighted average price for MPLX units for the 10 trading days preceding the closing dates. ***$4,322 MM in 1Q2018 was based on the number of units valued at the price of MPLX units as of the closing date of Feb. 1, 2018

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